                                                                   EXHIBIT 10.24

                               SERVICE AGREEMENT

      AGREEMENT made this 1st day of April, 1999, by and between G+G Retail, Inc., a Delaware corporation (the "Parent"), and G & G Retail of Puerto Rico, Inc., a Puerto Rico corporation (the "Subsidiary").

                             W I T N E S S E T H:

      WHEREAS, the Subsidiary is a wholly-owned subsidiary of the Parent; and

      WHEREAS, the Parent currently owns and operates 42 retail stores and may hereafter from time to time own and operate additional stores located in Puerto Rico (the "Stores"); and

      WHEREAS, the Parent desires to engage the Subsidiary to provide personnel and administrative services in connection with the Stores, and the Subsidiary is willing to accept such engagement, on the terms and conditions hereinafter set forth.

      NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

            1. The Parent hereby engages the Subsidiary to provide store personnel and otherwise administer the Parent's day to day business and the operation of the Parent's Stores, subject at all times to the direction and control of the Parent. In furtherance of its duties and responsibilities hereunder, the Subsidiary, through its officers and employees, shall be authorized:

            (i) to sell or offer for sale on behalf of the Parent in the Stores goods and merchandise supplied by the Parent for such purpose;

            (ii) to employ all employees, agents and contractors required to operate the Stores and to pay the salaries, wages or other compensation to such persons;

            (iii) to collect all payroll taxes and withholdings that may be levied or imposed upon Store employees and to remit such amounts to the proper authorities as required by applicable law; and

            (iv) to enter into, execute and deliver on behalf of the Parent any and all contracts, agreements or other instruments and to engage in any and all transactions which the Parent may deem necessary or appropriate to carry on the business of the Parent conducted at the Stores.

      2. The Subsidiary hereby acknowledges that all of the assets located in or associated with the Stores, including, but not limited to, the inventory, store leases, leasehold improvements, furniture, fixtures and the proceeds from the sale of such inventory, are and shall remain the sole and exclusive property of the Parent, and the Subsidiary shall have no rights therein or thereto.

      3. The Subsidiary hereby agrees to collect and promptly deposit all proceeds from the sale of merchandise in the Stores into a bank account or accounts of the Parent or as otherwise directed by the Parent from time to time.

      4. The Subsidiary hereby accepts such engagement and throughout the term of this Agreement shall provide the administrative and executive services of its officers as provided herein.

      5. This Agreement shall commence as of the date hereof and shall remain in effect until the Parent, in its sole discretion, terminates this Agreement by written notice.

      6. As the Subsidiary's sole compensation for the services provided hereunder, the Parent shall pay to the Subsidiary an amount equal to 100% of the actual costs incurred by the Subsidiary in connection with its performance of its obligations pursuant to this Agreement.

      7. This Agreement constitutes the entire agreement of the parties hereto and no amendment or modifications hereof shall be valid or binding unless made in writing and signed by the party against whom enforcement thereof is sought.

      8. This Agreement shall be governed by the laws of the State of New York. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF, this Agreement has been executed by Parent and Subsidiary as of the date first written above.

                                G+G RETAIL, INC.

                                By:  /s/ Scott Galin
                                    -----------------------------


                                G & G RETAIL OF PUERTO RICO, INC.

                                By:  /s/ Michael Kaplan
                                    -----------------------------

                                       2